Q1 2024 Financial Results As of March 31, 2024 | Reported on May 2, 2024 EXHIBIT 99.2

Safe Harbor Statements Certain statements contained in this presentation are "forward-looking statements” about future events and expectations. Forward-looking statements are based on our beliefs, assumptions and expectations of industry trends, our future financial and operating performance and our growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Words such as, "anticipates," "believes," "continues," "estimates," "expects," "goal," "objectives," "intends," "may," "opportunity," "plans," "potential," "near-term," "long-term," "projections," "assumptions," "projects," "guidance," "forecasts," "outlook," "target," "trends," "should," "could," "would," "will," and similar expressions are intended to identify such forward-looking statements. Specific forward looking statements made in this presentation include, among others our mission to improve quality of life through routine and affordable chiropractic care; our refranchising strategy; our implementation of new marketing programs and related strategic goals; and 2024 guidance for system-wide sales, system-wide comp sales for all clinics open 13 months or more, and new franchised clinic openings excluding the impact of refranchised clinics; our belief that people will continue to seek more noninvasive, holistic ways to manage their pain and that we’ll be there to treat them; our leading chiropractic care franchise concept. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include, but are not limited to, our inability to identify and recruit enough qualified chiropractors and other personnel to staff our clinics, due in part to the nationwide labor shortage and an increase in operating expenses due to measures we may need to take to address such shortage; inflation, and the current war in Ukraine, which has increased our costs and which could otherwise negatively impact our business; the potential for disruption to our operations and the unpredictable impact on our business of outbreaks of contagious diseases; our failure to profitably operate company-owned or managed clinics; short-selling strategies and negative opinions posted on the internet, which could drive down the market price of our common stock and result in class action lawsuits; our failure to remediate future material weaknesses in our internal control over financial reporting, which could negatively impact our ability to accurately report our financial results, prevent fraud, or maintain investor confidence; and other factors described in our filings with the SEC, including in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on March 8, 2024 and subsequently-filed current and quarterly reports. We qualify any forward-looking statements entirely by these cautionary factors. We assume no obligation to update or revise any forward-looking statements for any reason or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data. Business Structure The Joint Corp. is a franchisor of clinics and an operator of clinics in certain states. In Arkansas, California, Colorado, District of Columbia, Florida, Illinois, Kansas, Kentucky, Maryland, Michigan, Minnesota, New Jersey, New York, North Carolina, Oregon, Pennsylvania, Rhode Island, South Dakota, Tennessee, Washington, West Virginia and Wyoming. The Joint Corp. and its franchisees provide management services to affiliated professional chiropractic practices. 2© 2024 The Joint Corp. All Rights Reserved.

©2024 The Joint Corp All Rights Reserved 3© 2024 The Joint Corp. All Rights Reserved.

Overcoming Consumer Uncertainty ©2024 The Joint Corp All Rights Reserved 4© 2024 The Joint Corp. All Rights Reserved. 1 System-wide sales include revenues at all clinics, whether operated or managed by the company or by franchisees. While franchised sales are not recorded as revenues by the company, management believes the information is important in understanding the company’s financial performance, because these revenues are the basis on which the company calculates and records royalty fees and are indicative of the financial health of the franchisee base. | 2 System-wide comp sales include only the sales from clinics that have been open at least 13 or 48 full months and exclude any clinics that have permanently closed. | 3 Net income included the receipt of the employee retention credits of $3.9 million in Q1 2023. | 4 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the Appendix. 9% Increase in system-wide sales 1 Q1 2024 over Q1 2023 3% Increase in system–wide comp sales 2 for all clinics >13 months in operation Q1 2024 over Q1 2023 (3)% Decrease in system–wide comp sales 2 for all clinics >48 months in operation Q1 2024 over Q1 2023 Q1 2024 Q1 2023 Revenue $29.7M $28.3M Op. Income/(Loss) $1.1M $(653)k Other Income 3 $35k $3.8M Net Income $947k $2.3M Adjusted EBITDA 4 $3.5M $2.0M Unrestricted cash $18.7M at Mar. 31, 2024, compared to $18.2M at Dec. 31, 2023

12 26 82 175 242 265 309 352 394 453 515 610 712 800 819 4 47 61 47 48 60 64 96 126 135 135 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1 24 TOTAL CLINICS OPEN Series1 Series2 23 Franchised Clinics Opened in Q1 2024Q1 24 Q1 23 Franchise Licenses Sold 15 17 Franchised Clinics Opened 23 29 Franchised Clinics Closed 4 1 Corporate Clinics Opened 0 4 Clinics in Development 163 217 370 399 442 513 312 246 579 706 838 935 5© 2024 The Joint Corp. All Rights Reserved. 954

Refranchising Strategy Vast majority of corporate clinics: • Quality assets of value • Methodical clustering Vetting potential franchisees: • Engaging investment bank • Negotiating potential block transactions Value maximization: • Generates capital • Increases franchise revenue • Reduces corporate costs 6© 2024 The Joint Corp. All Rights Reserved.

Q1 2024 Franchise License Sales Tripled Sequentially 7© 2024 The Joint Corp. All Rights Reserved. 15 Franchise licenses sold in Q1 2024 163 Clinics in active development 1 of Mar. 31, 2024 1,263 Gross cumulative franchise licenses sold 1 of Mar. 31, 2024 27% Sold in Q1 2024 by regional developers 68% Of clinics supported by 17 RDs as of Mar. 31, 2024 55% Metropolitan statistical areas (MSAs) covered by RD territories as of Mar. 31, 2024 1 Of the 1,263 franchise licenses sold as of Mar. 31, 2024, 163 are in active development, 819 are currently operating and the balance represents terminated/closed licenses.

Implementing New Marketing Programs Annual Patient Survey • 64% Net Promotor Score • 92% rank The Joint experience the same or higher than prior Focused on Driving Awareness • Social media influencers, national and regional • Stronger local store marketing tools Testing Digital Initiatives • Initial booking visit 8© 2024 The Joint Corp. All Rights Reserved. Strategic Goals • Reach 1M+ and drive engagement in the social space • Build credibility through brand association with national athletes • Showcase the role of chiropractic care in athlete routines and performance • Drive brand consideration through compelling in-clinic and lifestyle content with a prominent figure

Q1 2024 Financial Results as of Mar. 31, 2024 $ in M 1 Q1 2024 Q1 2023 Differences Revenue • Corporate clinics • Franchise fees $29.7 17.5 12.2 $28.3 17.1 11.2 $1.4 0.4 1.0 5% 2% 9% Cost of revenue 2.7 2.5 0.2 10% Sales and marketing 3.9 4.2 (0.2) (7)% Depreciation and amortization 1.4 2.2 (0.8) (37)% G&A 20.3 20.0 0.3 2% Loss on disposition or impairment 2 0.3 0.1 0.2 NA Operating income / (loss) 1.1 (0.7) 1.8 NA Other income 3 0.0 3.8 (3.8) NA Net income 0.9 2.3 (1.4) (59)% Adjusted EBITDA 4 3.5 2.0 1.5 72% 1 Due to rounding, numbers may not add up precisely to the totals. 2 Loss on disposition or impairment, including those corporate clinics that were announced to be held for sale. 3 Net income included the receipt of the employee retention credits of $3.9 million in Q1 2023. 4 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the Appendix. 9© 2024 The Joint Corp. All Rights Reserved.

Reiterating 2024 Guidance $ in M 2023 Actual 2024 Low Guidance 2024 High Guidance System-wide sales 1 $488.0 $530 $545 System-wide comp sales for all clinics open 13 months or more 2 4% Mid-single digits New franchised clinic openings excluding the impact of refranchised clinics 104 60 75 10© 2024 The Joint Corp. All Rights Reserved. 1 System-wide sales include revenues at all clinics, whether operated or managed by the company or by franchisees. While franchised sales are not recorded as revenues by the company, management believes the information is important in understanding the company’s financial performance, because these revenues are the basis on which the company calculates and records royalty fees and are indicative of the financial health of the franchisee base. | 2 System-wide comp sales include only the sales from clinics that have been open at least 13 or 48 full months and exclude any clinics that have permanently closed..

$8.1 $22.3 $46.2 $70.1 $98.6 $126.9 $165.1 $220.3 $260.0 $361.1 $435.3 $488.0 $126.3 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1-24 Leading Market Growth People will continue to seek more noninvasive, holistic ways to manage their pain. We’ll be there to treat them. The Joint Corp. 13-yr. CAGR 58% 1 vs. Industry 5-yr. CAGR 5.1% 2 1 For the period ended Dec. 31, 2023 2 March 2023 Kentley Insights Chiropractic Care Market Research Report 11© 2024 The Joint Corp. All Rights Reserved. System-wide Sales ($ in M) 58% CAGR1 (2010 - 2023)

Leading Chiropractic Care Franchise Concept ©2024 The Joint Corp All Rights Reserved Attractive Asset-light Model 86% franchised clinics and implementing refranchising strategy 12© 2024 The Joint Corp. Al Rights Reserved. Category Leader & Creator 954 clinics at 3/31/24, revolutionizing access to chiropractic care since 2010 Large & Growing Market $20.5B on chiropractic $8.5B out-of-pocket annual spend in US 1 Recurring Revenue Model 85% of 2023 system-wide gross sales from monthly memberships Premier Nationwide Brand 41 state presence, successful marketing coops, and largest digital footprint 1 IBISWorld 2023 Chiropractors in the US Study, November 2023

13 Appendix © 2024 The Joint Corp. All Rights Reserved.

Performance Metrics and Non-GAAP Measures 14 This presentation includes commonly discussed performance metrics. System-wide sales include sales at all clinics, whether operated by the company or by franchisees. While franchised sales are not recorded as revenues by the company, management believes the information is important in understanding the company’s financial performance, because these sales are the basis on which the company calculates and records royalty fees and are indicative of the financial health of the franchisee base. Comp sales include the sales from both company-owned or managed clinics and franchised clinics that in each case have been open at least 13 full months and exclude any clinics that have closed. This presentation includes non-GAAP financial measures. EBITDA and Adjusted EBITDA are presented because they are important measures used by management to assess financial performance, as management believes they provide a more transparent view of the Company’s underlying operating performance and operating trends than GAAP measures alone. Reconciliations of net loss to EBITDA and Adjusted EBITDA are presented where applicable. The Company defines EBITDA as net income/(loss) before net interest, tax expense, depreciation, and amortization expenses. The company defines Adjusted EBITDA as EBITDA before acquisition-related expenses(which includes contract termination costs associated with reacquired regional developer rights), net (gain)/loss on disposition or impairment, stock-based compensation expenses, costs related to restatement filings, restructuring costs and other income related to employee retention credits. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or cash flows from operations, as determined by accounting principles generally accepted in the United States, or GAAP. While EBITDA and Adjusted EBITDA are frequently used as measures of financial performance and the ability to meet debt service requirements, they are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation. EBITDA and Adjusted EBITDA should be reviewed in conjunction with the Company’s financial statements filed with the SEC. Information reconciling forward-looking Adjusted EBITDA to net income/(loss) is unavailable to the company without unreasonable effort. The company is not able to provide a quantitative reconciliation of adjusted EBITDA to net income/(loss) because certain items required for such reconciliation are uncertain, outside of the company's control, and/or cannot be reasonably predicted, including but not limited to [the provision for (benefit from) income taxes. Preparation of such reconciliation would require a forward-looking statement of income and statement of cash flows prepared in accordance with GAAP, and such forward-looking financial statements are unavailable to the company without unreasonable effort. © 2024 The Joint Corp. All Rights Reserved.

Q1 2024 Segment Results as of Mar. 31, 2024 15 2024 Q1 © 2022 The Joint Corp. All Rights Reserved. $ in 000s 2024 The Joint Corp. All Rights Reserved.Due to rounding, numbers may not add up precisely to the totals.

GAAP – Non-GAAP Reconciliation 16 $ in 000s © 2024 The Joint Corp. All Rights Reserved.Due to rounding, numbers may not add up precisely to the totals.

Jake Singleton, CFO jake.singleton@thejoint.com The Joint Corp. | 16767 N. Perimeter Dr., Suite 110, Scottsdale, AZ 85260 | (480) 245-5960 https://www.facebook.com/thejointchiro @thejointchiro https://twitter.com/thejointchiro @thejointchiro https://www.youtube.com/thejointcorp @thejointcorp Peter D. Holt, President & CEO peter.holt@thejoint.com The Joint Corp. | 16767 N. Perimeter Dr., Suite 110, Scottsdale, AZ 85260 | (480) 245-5960 Kirsten Chapman, LHA Investor Relations thejoint@lhai.com LHA Investor Relations | 50 California Street, Suite 1500 | San Francisco, CA 94111| (415) 433-3777 Contact Information 17© 2024 The Joint Corp. All Rights Reserved.